Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 10 — RELATED PARTY TRANSACTIONS

a.	Due to a related party

As of December 31, 2022, due to a related party of $1,798,605 primarily represented advances provided by Mr. Gang Li, Chairman of the Company, to fund the Company’s operations. These payables were unsecured, non-interest bearing, and due on demand. All expenses and liabilities were paid by Mr. Gang Li on behalf of the Company, and recorded in the Company’s consolidated financial statements in a timely manner. The outstanding amount is expected to be repaid before June 30, 2023.

b.	Other related party transactions

Several related parties provided guarantees in connection with the Company’s loans borrowed from Huaxia Bank (see Note 9).